GUIDESTONE FUNDS

Supplement dated October 26, 2018

to

Prospectus dated May 1, 2018

This supplement provides new information beyond that contained in the Prospectus. It should be retained and read in conjunction with the Prospectus.

I.          PORTFOLIO MANAGER CHANGE FOR THE INVESTMENT ADVISER

Effective October 15, 2018, Robert J. Benson, CFA, no longer serves as a portfolio manager of GuideStone Capital Management, LLC. All references to Mr. Benson are deleted in their entirety.

II.          PORTFOLIO MANAGER CHANGE FOR THE MEDIUM-DURATION BOND FUND

Effective on January 1, 2019 (the “Effective Date”), Jonathan Beinner of Goldman Sachs Asset Management, L.P. (“GSAM”) will no longer serve as a portfolio manager for the Medium-Duration Bond Fund, as Mr. Beinner is retiring from GSAM on March 31, 2019. On the Effective Date, Ashish Shah will begin serving as portfolio manager for the Medium-Duration Bond Fund.

In the section “Sub-Advisers and Portfolio Managers” for the Medium-Duration Bond Fund, on page 73, the disclosure for GSAM is deleted in its entirety and replaced with the following as of the Effective Date:

Goldman Sachs Asset Management, L.P.
Ashish Shah Managing Director and Co-Chief Investment Officer, Global Fixed Income	Since January 2019
Michael Swell Managing Director and Co-Head Global Lead Portfolio Management	Since March 2009

Under the heading “Sub-Advisers,” the disclosure pertaining to Goldman Sachs Asset Management, L.P. for the Medium-Duration Bond Fund, on page 173, is deleted in its entirety and replaced with the following as of the Effective Date:

Goldman Sachs Asset Management, L.P. (“GSAM”), 200 West Street, New York, New York 10282: GSAM serves as sub-adviser to an assigned portion of the Medium-Duration Bond Fund. Prior to the end of April 2003, Goldman Sachs Asset Management, a business unit of the Investment Management Division of Goldman, Sachs & Co. (“Goldman Sachs”), founded in 1988, served as the sub-adviser for an assigned portion of the Medium-Duration Bond Fund. Thereafter, GSAM assumed Goldman Sachs sub-advisory responsibilities to the Medium-Duration Bond Fund. As of September 30, 2018, GSAM, along with its investment advisory affiliates, had approximately $1.3 trillion in assets under supervision (“AUS”). AUS includes assets under management and other client assets for which the firm does not have full discretion. The Fixed Income Portfolio Management Team is responsible for managing GSAM’s portion of the Medium-Duration Bond Fund. The team is organized into a series of specialist teams that focus on generating and implementing investment ideas within their area of expertise.

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Ultimate accountability for the Medium-Duration Bond Fund’s portfolio account resides with Ashish Shah, Managing Director and Co-Chief Investment Officer, Global Fixed Income, and Michael Swell, Managing Director. Mr. Shah joined GSAM in 2018, and prior to this, he was the Head of Fixed Income and Chief Investment Officer of Global Credit at AllianceBernstein from 2010 to 2018. Mr. Swell is the Co-Head of Global Lead Portfolio Management and a member of the Fixed Income Strategy Group. Mr. Swell joined GSAM in 2007 as Managing Director and the Head of Structured Products.

III.          PORTFOLIO MANAGER UPDATE FOR THE GROWTH EQUITY FUND

Effective October 11, 2018, Aziz Hamzaogullari was named Chief Investment Officer of the Growth Equity Strategies Team of Loomis, Sayles & Company, L.P. All references to Mr. Hamzaogullari’s title of Vice President and Portfolio Manager should be deleted and replaced with Chief Investment Officer, Growth Equity Strategies Team.

IV.          CHANGE TO RIGHT TO REDEEM IN KIND

Under the heading “Right to Redeem in Kind,” on page 193, the disclosure is deleted in its entirety and replaced with the following:

The Funds will only pay your redemption proceeds in cash. None of your redemption proceeds may be received in securities rather than cash.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

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GUIDESTONE FUNDS

Supplement dated October 26, 2018

to

Statement of Additional Information (“SAI”) dated May 1, 2018

This supplement provides new information beyond that contained in the SAI. It should be retained and read in conjunction with the SAI.

I.          PORTFOLIO MANAGER CHANGE FOR THE INVESTMENT ADVISER

Effective October 15, 2018, Robert J. Benson, CFA, no longer serves as a portfolio manager of GuideStone Capital Management, LLC. All references to Mr. Benson are deleted in their entirety.

II.          PORTFOLIO MANAGER CHANGE FOR THE MEDIUM-DURATION BOND FUND

Effective on January 1, 2019 (the “Effective Date”), Jonathan Beinner of Goldman Sachs Asset Management, L.P. (“GSAM”) will no longer serve as a portfolio manager for the Medium-Duration Bond Fund, as Mr. Beinner is retiring from GSAM on March 31, 2019. On the Effective Date, Ashish Shah will begin serving as portfolio manager for the Medium-Duration Bond Fund.

The “Other Accounts Managed” chart, beginning on page 73, is amended as follows, effective on the Effective Date, to update the information for GSAM. This information is current as of December 31, 2017, except as noted.

	Total number of other accounts managed by Portfolio Manager(s) within each category below and the total assets in the accounts managed within each category below.

For other accounts managed by Portfolio Manager(s) within each category below, number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Sub-Adviser Portfolio Managers	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)
Goldman Sachs Asset Management, L.P.
Hiren Dasani, CFA*	2	$ 1,743	3	$ 6,375	2	$ 105	N/A	N/A	N/A	N/A	N/A	N/A
Iain Lindsay, CFA**	N/A	N/A	N/A	N/A	15	$ 8,926	N/A	N/A	N/A	N/A	N/A	N/A
Jonathon Orr, CFA**	N/A	N/A	N/A	N/A	4	$ 2,581	N/A	N/A	N/A	N/A	N/A	N/A
Ashish Shah***	61	$233,997	400	$215,999	4,135	$365,939	N/A	N/A	3	$3,166	51	$20,754
Michael Swell	59	$213,425	390	$220,327	3,901	$351,292	N/A	N/A	8	$6,834	49	$23,428
Basak Yavuz, CFA*	2	$ 1,556	4	$ 4,025	2	$ 105	N/A	N/A	N/A	N/A	N/A	N/A

  *Information is current as of March 31, 2018.

  **Information is current as of June 30, 2018

  ***Information is current as of September 30, 2018.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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